Exhibit 10.19(g)

EXECUTION VERSION

AMENDMENT NO. 6

TO SECOND MASTER REPURCHASE AGREEMENT

Amendment No. 6, dated as of December 29, 2006 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), FIELDSTONE MORTGAGE COMPANY (a “Seller”) and FIELDSTONE INVESTMENT CORPORATION (a “Seller” and, together with Fieldstone Mortgage Company, the “Sellers”).

RECITALS

The Buyer and the Sellers are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2005, as amended by that certain Amendment No. 1 to Second Master Repurchase Agreement, dated as of October 21, 2005, Amendment No. 2 to Second Master Repurchase Agreement, dated as of February 22, 2006, Amendment No. 3 to Second Master Repurchase Agreement, dated as of April 27, 2006, Amendment No. 4 to Second Master Repurchase Agreement, dated as of November 30, 2006 and Amendment No. 5 to Second Master Repurchase Agreement, dated as of December 20, 2006 (as the same may have been amended and supplemented from time to time, the “Existing Repurchase Agreement” and as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Repurchase Agreement is hereby amended by:

1.1 adding the following definitions in their proper alphabetical order:

“Aged 90 Day Loan” means a Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than 90 but not greater than 120 days.

“Aged 120 Day Loan” means a Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than 120 but not greater than 180 days.

“Aged 180 Day Loan” means a first lien Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than 180 but not greater than 364 days.

“BPO” means an opinion of the fair market value of a Mortgaged Property given by a licensed real estate agent or broker which generally includes three comparable sales and three comparable listings.

“Non-Performing Mortgage Loan” means (i) any Mortgage Loan for which any payment of principal or interest is more than ninety (90) days past due, (ii) any Mortgage Loan with respect to which the related mortgagor is in bankruptcy or (iii) any Mortgage Loan with respect to which the related mortgaged property is in the process of foreclosure, but the foreclosure is not yet completed.

“Repurchased Mortgage Loan” means a first lien Mortgage Loan (a) which is repurchased by a Seller as a result of (i) a breach of representations and warranties under the agreed upon terms in which the claimed breach is not a result of fraud or material misrepresentation of fact by any party to the Mortgage Loan or consumer credit law violation, or (ii) an early payment default repurchase obligation, (b) where the claimed breach or early payment default is expressly identified to Buyer in writing, (c) which is subject to a Transaction hereunder for no more than 120 days and (d) which has not been foreclosed upon or converted to REO Property. In addition to the foregoing, in no event will a Repurchased Mortgage Loan be subject to a Transaction hereunder as a “Repurchased Mortgage Loan” if there is a breach of representation and warranty in respect of such Repurchased Mortgage Loan other than the breach identified in writing to the Buyer pursuant to subclause (b) of this definition.

1.2 deleting the definitions of “Aged Loan”, “Delinquent Mortgage Loan”, “Market Value”, “Mortgage Loan”, “Par Percentage”, “Pricing Rate”, “Purchase Price”, “Purchase Price Percentage” and “Reperforming Mortgage Loan” in their entirety and replacing the same with the following:

“Aged Loan” means any Aged 90 Day Loan, Aged 120 Day Loan or any Aged 180 Day Loan.

“Delinquent Mortgage Loan” means any first lien Mortgage Loan (i) for which any payment of principal or interest is more than thirty (30) days and less than ninety (90) days past due.

“Market Value” means, with respect to any Purchased Mortgage Loan as of any date, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its good faith discretion. Without limiting the generality of the foregoing, each Seller acknowledges that the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

(i) a material breach of a representation, warranty or covenant made by any Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing except, with respect to Repurchased Mortgage Loans, those disclosed by such Seller and accepted by the Buyer pursuant to clause (b) of the definition of Repurchased Mortgage Loan;

(ii) a First Payment Default occurs with respect to such Purchased Mortgage Loan;

(iii) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

(iv) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 45 calendar days;

(v) such Purchased Mortgage Loan has been subject to a Transaction for a period of greater than (a) 90 days (unless the Mortgage Loan is an Aged Loan or Repurchased Mortgage Loan) or (b) 120 days with respect to each Aged 90 Day Loan or Repurchased Mortgage Loan or (c) 180 days with respect to each Aged 120 Day Loan or (c) 364 days with respect to each Aged 180 Day Loan;

(vi) such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Wet-Ink Mortgage File has not been delivered to the Custodian on or prior to the eighth Business Day after the related Purchase Date;

(vii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds (i) 40% of the Maximum Aggregate Purchase Price for the first five Business Days and the last five Business Days of each month or (ii) 30% of the Maximum Aggregate Purchase Price for the remainder of the month;

(viii) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $280 million dollars;

(ix) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Second Lien Mortgage Loans and HELOCs that are Purchased Mortgage Loans (other than Portfolio Second Lien Mortgage Loans) exceeds $60 million dollars;

(x) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aged 90 Day Loans and Aged 120 Day Loans, combined, that are Purchased Mortgage Loans exceeds $200 million dollars;

(xi) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Negative Amortizations Loans exceeds $4 million;

(xii) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Portfolio Second Lien Mortgage Loans exceeds $150 million (the “Portfolio Second Lien Mortgage Loan Sublimit”);

(xiii) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Portfolio Second Lien Mortgage Loans that are Delinquent Mortgage Loans exceeds 15% of the Portfolio Second Lien Mortgage Loan Sublimit;

(xiv) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Delinquent Mortgage Loans (other than Portfolio Second Lien Mortgage Loans and including Delinquent Mortgage Loans which may be Repurchased Mortgage Loans) exceeds $20 million;

(xv) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Non-Performing Mortgage Loans (including Non-Performing Mortgage Loans which may be Repurchased Mortgage Loans) exceeds $15 million;

(xvi) when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aged 180 Day Loans, Repurchased Mortgage Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans and Non-Performing Mortgage Loans, combined, exceeds $35 million;

(xvii) such Purchased Mortgage Loan is no longer acceptable for purchase by Buyer (or an Affiliate thereof) under any of the flow purchase or conduit programs for which Sellers then have been approved due to a Requirement of Law relating to consumer credit laws or otherwise.”

“Mortgage Loan” means any Negative Amortization Loan, Non-Performing Mortgage Loan, Repurchased Mortgage Loan, Sub-Prime Mortgage Loan, Exception Mortgage Loan, Jumbo Mortgage Loan, Alt A Mortgage Loan, Portfolio Second Lien Mortgage Loan, Delinquent Mortgage Loan, Reperforming Mortgage Loan, HELOC or Conforming Mortgage Loan which is a closed-end, fixed or floating-rate, first lien or Second Lien Mortgage Loan, on a one-to-four-family residential mortgage evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof which Mortgage Loan the Custodian has been instructed to hold pursuant to the Custodial Agreement; provided, however, that, except as expressly approved in writing by Buyer, Mortgage Loans shall not include any “high-LTV” loans (i.e., a mortgage loan having a loan-to-value ratio in excess of 100% or in excess of such lower percentage set forth in the Underwriting Guidelines or with respect to Second Lien Mortgage Loans, a combined loan-to-value ratio, in excess of the lower of (i) the percentage specified in the Underwriting Guidelines or (ii) 100%) or any High Cost Mortgage Loans and; provided, further, that, unless otherwise approved by the Buyer in writing, the origination date with respect to such Mortgage Loan is no earlier than thirty (30) days prior to the related Purchase Date or in the case of Aged 180 Day Loan, Repurchased Mortgage Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans is no earlier than one hundred twenty (120) days prior to the related Purchase Date.

“Par Percentage” means:

(a) in the case of Mortgage Loans that are High Purchase Price Mortgage Loans:

(i) 100%, with respect to Transactions the subject of which are Mortgage Loans (other than Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans and Non-Performing Mortgage Loans);

(ii) 90%, with respect to Transactions the subject of which are Mortgage Loans that are Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans or Reperforming Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 85%, with respect to Transactions the subject of which are Mortgage Loans that are Delinquent Mortgage Loans;

(iv) 70% with respect to Transactions the subject of which are Mortgage Loans that are Non-Performing Mortgage Loans;

(b) in the case of Mortgage Loans that are Medium Purchase Price Mortgage Loans:

(i) 98%, with respect to Transactions the subject of which are Mortgage Loans (other than Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans and Non-Performing Mortgage Loans);

(ii) 90%, with respect to Transactions the subject of which are Mortgage Loans that are Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans or Reperforming Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 85%, with respect to Transactions the subject of which are Mortgage Loans that are Delinquent Mortgage Loans;

(iv) 70% with respect to Transactions the subject of which are Mortgage Loans that are Non-Performing Mortgage Loans;

(c) in the case of Mortgage Loans that are Low Purchase Price Mortgage Loans:

(i) 96%, with respect to Transactions the subject of which are Mortgage Loans (other than Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans and Non-Performing Mortgage Loans);

(ii) 90%, with respect to Transactions the subject of which are Mortgage Loans that are Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans or Reperforming Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 85%, with respect to Transactions the subject of which are Mortgage Loans that are Delinquent Mortgage Loans;

(iv) 70% with respect to Transactions the subject of which are Mortgage Loans that are Non-Performing Mortgage Loans; and

(d) in the case of Mortgage Loans that are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion.

“Pricing Rate” means LIBOR plus:

(A) in the case of Purchased Mortgage Loans that are High Purchase Price Mortgage Loans:

(i) 0.70% with respect to Transactions the subject of which are Mortgage Loans other than Portfolio Second Lien Mortgage Loans, Repurchased Mortgage Loans, Aged 120 Day Loans, Aged 180 Day Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans, Non-Performing Mortgage Loans and Wet-Ink Mortgage Loans;

(ii) 0.75% with respect to Transactions the subject of which are Aged 120 Day Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 0.80% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans or Aged 180 Day Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iv) 0.90% with respect to Transactions the subject of which are Reperforming Mortgage Loans or Repurchased Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(v) 0.95% with respect to Transactions the subject of which are Portfolio Second Lien Mortgage Loans or Delinquent Mortgage Loans (other than Non-Performing Mortgage Loans); and

(vi) 1.00% with respect to Transactions the subject of which are Non-Performing Mortgage Loans; and

(B) in the case of Purchased Mortgage Loans that are Medium Purchase Price Mortgage Loans:

(i) 0.60% with respect to Transactions the subject of which are Mortgage Loans other than Portfolio Second Lien Mortgage Loans, Repurchased Mortgage Loans, Aged 120 Day Loans, Aged 180 Day Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans, Non-Performing Mortgage Loans and Wet-Ink Mortgage Loans;

(ii) 0.65% with respect to Transactions the subject of which are Aged 120 Day Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 0.70% with respect to Transactions the subject of which are Aged 180 Day Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iv) 0.75% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(v) 0.90% with respect to Transactions the subject of which are Repurchased Mortgage Loans or Reperforming Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(vi) 0.95% with respect to Transactions the subject of which are Portfolio Second Lien Mortgage Loans or Delinquent Mortgage Loans (other than Non-Performing Mortgage Loans);

(vii) 1.00% with respect to Transactions the subject of which are Non-Performing Mortgage Loans; and

(c) in the case of Purchased Mortgage Loans that are Low Purchase Price Mortgage Loans:

(i) 0.50% with respect to Transactions the subject of which are Mortgage Loans other than Portfolio Second Lien Mortgage Loans, Repurchased Mortgage Loans, Aged 120 Day Loans, Aged 180 Day Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans, Non-Performing Mortgage Loans and Wet-Ink Mortgage Loans;

(ii) 0.55% with respect to Transactions the subject of which are Aged 120 Day Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 0.60% with respect to Transactions the subject of which are Aged 180 Day Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iv) 0.70% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(v) 0.90% with respect to Transactions the subject of which are Reperforming Mortgage Loans or Repurchased Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(vi) 0.95% with respect to Transactions the subject of which are Portfolio Second Lien Mortgage Loans or Delinquent Mortgage Loans (other than Non-Performing Mortgage Loans); and

(vii) 1.00% with respect to Transactions the subject of which are Non-Performing Mortgage Loans.

“Purchase Price” means (i) on the Purchase Date, the price at which each Purchased Mortgage Loan is transferred by a Seller to Buyer, which shall not exceed:

(a) in the case of Purchased Mortgage Loans (other than Non-Performing Mortgage Loans), the lesser of (1) the applicable Purchase Price Percentage for such Purchased Mortgage Loan multiplied by the Market Value of such Purchased Mortgage Loan and (2) the applicable Par Percentage for such Purchased Mortgage Loan multiplied by the outstanding principal balance thereof as set forth on the related Mortgage Loan Schedule; or

(b) in the case of Purchased Mortgage Loans which are Non-Performing Mortgage Loans, the lesser of (1) the product of the applicable Par Percentage for such Mortgage Loan multiplied by the outstanding principal balance thereof as set forth in the related Mortgage Loan Schedule or (2) the product of the applicable Purchase Price Percentage for such Mortgage Loan multiplied by the value reflected in the most recent BPO; and

(ii) after the applicable Purchase Date, except where Buyer and the Sellers agree otherwise, such price decreased by the amount of any cash transferred by the Sellers to Buyer pursuant to Section 6(c) hereof or applied to reduce the Sellers’ obligations under clause (ii) of Section 4(b) hereof.

“Purchase Price Percentage” means:

(a) in the case of Mortgage Loans, that are High Purchase Price Mortgage Loans, the following percentage, as applicable:

(i) 99% with respect to Purchased Mortgage Loans that are first lien Conforming Mortgage Loans, Jumbo Mortgage Loans or Alt A Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(ii) 98% with respect to Purchased Mortgage Loans that are Sub-Prime Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 95% with respect to Purchased Mortgage Loans that are Second Lien Mortgage Loans or HELOCs (other than Portfolio Second Lien Mortgage Loans, Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iv) 90% with respect to Purchased Mortgage Loans that are Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans or Reperforming Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(v) 85% with respect to Purchased Mortgage Loans that are Delinquent Mortgage Loans (other than Non-Performing Mortgage Loans); and

(vi) 70% with respect to Purchased Mortgage Loans that are Non-Performing Mortgage Loans;

(vii) with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion; and

(b) in the case of Mortgage Loans that are Medium Purchase Price Mortgage Loans, the following percentage, as applicable:

(i) 97% with respect to Purchased Mortgage Loans that are first lien Conforming Mortgage Loans, Jumbo Mortgage Loans or Alt A Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(ii) 96% with respect to Purchased Mortgage Loans that are Sub-Prime Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 93% with respect to Purchased Mortgage Loans that are Second Lien Mortgage Loans or HELOCs (other than Portfolio Second Lien Mortgage Loans, Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iv) 90% with respect to Purchased Mortgage Loans that are Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans or Reperforming Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(v) 85% with respect to Purchased Mortgage Loans that are Delinquent Mortgage Loans (other than Non-Performing Mortgage Loans);

(vi) 70% with respect to Purchased Mortgage Loans that are Non-Performing Mortgage Loans; and

(vii) with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion.

(c) in the case of Mortgage Loans that are Low Purchase Price Mortgage Loans, the following percentage, as applicable:

(i) 95% with respect to Purchased Mortgage Loans that are first lien Conforming Mortgage Loans, Jumbo Mortgage Loans or Alt A Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(ii) 94% with respect to Purchased Mortgage Loans that are Sub-Prime Mortgage Loans (other than Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iii) 91% with respect to Purchased Mortgage Loans that are Second Lien Mortgage Loans or HELOCs (other than Portfolio Second Lien Mortgage Loans, Repurchased Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans);

(iv) 90% with respect to Purchased Mortgage Loans that are Portfolio Second Lien Mortgage Loans, Aged 180 Day Loans, Repurchased Mortgage Loans or Reperforming Mortgage Loans (other than Delinquent Mortgage Loans or Non-Performing Mortgage Loans) ;

(v) 85% with respect to Purchased Mortgage Loans that are Delinquent Mortgage Loans (other than Non-Performing Mortgage Loans);

(vi) 70% with respect to Purchased Mortgage Loans that are Non-Performing Mortgage Loans; and

(vii) with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion.

“Reperforming Mortgage Loan” means a first lien Purchased Mortgage Loan that previously met the criteria for a Non-Performing Mortgage Loan, but with respect to which the Mortgagor subsequently made at least three (3) consecutive scheduled payments in the three (3) calendar months preceding the date of determination.

SECTION 2. Schedules. Schedule 1 to the Existing Repurchase Agreement is hereby amended by:

2.1 deleting the preamble thereto and replacing it with the following:

“With respect to each Purchased Mortgage Loan, the Sellers represent and warrant to Buyer that each of the following representations and warranties are true and correct, except with respect to any Repurchased Mortgage Loan in which the claimed breach of the representation or warranty is expressly identified to Buyer in writing pursuant to clause (b) of the definition of Repurchased Mortgage Loan. With respect to those representations and warranties which are made to the best of each Seller’s knowledge, if it is discovered by the Sellers or the Buyer that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Buyer, notwithstanding the Sellers’ lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.”

2.2 deleting subsections (a), (ii) and (uu) in their entirety and replacing them with the following:

“(a) Payments Current. Other than with respect to Delinquent Mortgage Loans, Non-Performing Mortgage Loans or Repurchased Mortgage Loans, no payment required under the Mortgage Loan is delinquent more than 30 days nor has any payment under the Mortgage Loan been delinquent more than 30 days at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note.”

“(ii) Capitalization of Interest. Other than with respect to Negative Amortization Loans, the Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.”

“(mm) Origination Date. Unless otherwise approved by the Buyer in writing, the origination date is (i) with respect to Mortgage Loans other than Aged 180 Day Loan, Repurchased Mortgage Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans, no earlier than thirty (30) days prior to the related Purchase Date and (ii) with respect to Mortgage Loans that are Aged 180 Day Loan, Repurchased Mortgage Loans, Reperforming Mortgage Loans, Delinquent Mortgage Loans or Non-Performing Mortgage Loans, no earlier than one hundred twenty (120) days prior to the related Purchase Date.”

“(uu) Aging. Such Purchased Mortgage Loan has not been subject to a Transaction hereunder for more than 364 days.”

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date hereof (the “Amendment Effective Dates”), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Sellers;

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4. Representations and Warranties. Each of the Sellers hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

	By:	/s/ Bruce S. Kaiserman
	Name:	Bruce S. Kaiserman
Title:

Seller:	FIELDSTONE MORTGAGE COMPANY, as Seller

	By:	/s/ Mark C. Krebs
	Name:	Mark C. Krebs
	Title:	Sr. Vice President & Treasurer

Seller:	FIELDSTONE INVESTMENT CORPORATION, as Seller

	By:	/s/ Mark C. Krebs
	Name:	Mark C. Krebs
	Title:	Sr. Vice President & Treasurer